Exhibit 32.4
Certification pursuant to 18 U.S.C. Section 1350,
as Adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
In connection with Amendment No. 1 to the Annual Report on Form 10-K/A of Sabra Health Care REIT, Inc. (the “Registrant”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Costa, as Chief Financial Officer, Secretary and Executive Vice President of the Registrant, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2022

/S/ MICHAEL COSTA
Michael Costa
Chief Financial Officer, Secretary and Executive Vice President